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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 28, 2005
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                  Commission file number 000-23092


            MASSACHUSETTS                              04-2762050
           (State or Other                           (I.R.S. Employer
           Jurisdiction of                          Identification No.)
           Incorporation or
            Organization)


           526 Boston Post                               01778
          Road, Wayland, MA
        (Address of Principal                          (Zip Code)
          Executive Offices)

                                 (508) 358-4422
               (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition.

On October 28, 2005, National Dentex Corporation issued a press release announcing its results of operations for the third fiscal quarter of 2005 ended September 30, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under Item 2.02 of this Form 8-K, including the exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01 Financial Statements and Exhibits

       (c) Exhibits

99.1   Press release of National Dentex Corporation dated October 28, 2005.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          NATIONAL DENTEX CORPORATION
                                          (Registrant)




         October 28, 2005

                                                  /s/  Richard F. Becker, Jr.
                                           By:..................................
                                           Richard F. Becker, Jr.
                                           Executive Vice
                                           President, Treasurer and
                                           Chief Financial Officer




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


                                  Exhibit Index


99.1    Press release of National Dentex Corporation dated October 28, 2005.




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